Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Michaels certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Soluna Holdings, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

May 1, 2023	/s/ David Michaels
David Michaels
Chief Financial Officer
(Principal Financial Officer)